UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☐            Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting material Pursuant to §240.14a-12

Norfolk Southern Corporation

(Name of Registrant as Specified in Its Charter)

ANCORA CATALYST INSTITUTIONAL, LP

ANCORA ADVISORS, LLC

ANCORA ALTERNATIVES LLC

ANCORA BELLATOR FUND, LP

ANCORA CATALYST, LP

ANCORA FAMILY WEALTH ADVISORS, LLC

THE ANCORA GROUP LLC

ANCORA HOLDINGS GROUP, LLC

ANCORA IMPACT FUND LP

ANCORA IMPACT FUND LP SERIES AA

ANCORA IMPACT FUND LP SERIES BB

ANCORA MERLIN INSTITUTIONAL, LP

ANCORA MERLIN, LP

INVERNESS HOLDINGS LLC

BETSY ATKINS

JAMES BARBER, JR.

WILLIAM CLYBURN, JR.

FREDERICK DISANTO

SAMEH FAHMY

JOHN KASICH

GILBERT LAMPHERE

ALLISON LANDRY

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Ancora Alternatives LLC (“Ancora Alternatives”), together with the other participants named herein, have filed a preliminary proxy statement and accompanying BLUE proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit proxies for the election of their slate of director nominees at the 2024 annual meeting of shareholders of Norfolk Southern Corporation, a Virginia corporation (the “Company”). Promptly after filing its definitive proxy statement with the SEC, Ancora Alternatives will forward the definitive proxy statement and accompanying BLUE proxy card to each stockholder entitled to vote at the 2024 Annual Meeting.

On March 20, 2024, Ancora Holdings Group, LLC and its affiliates issued the following press release, which was simultaneously uploaded to its campaign website at www.movenscforward.com.

Ancora Details Serious Governance, Process and Competition-Related Issues Stemming from Norfolk Southern’s Appointment of John Orr as COO

CLEVELAND--(BUSINESS WIRE)--Ohio-based Ancora Holdings Group, LLC (collectively with its affiliates, “Ancora” or “we”), which owns a large equity stake in Norfolk Southern Corporation (NYSE: NSC) (“Norfolk Southern” or the “Company”), today issued the below statement in response to the Company’s appointment of its third COO in two years under CEO Alan Shaw:

“The Board and Mr. Shaw put their own interests ahead of shareholders’ interests by paying $25 million and giving up part of Norfolk Southern’s long-term franchise, in the form of concessions related to the Meridian Speedway and Terminal, just to hire a COO without any experience at an Eastern railroad and whose most recent role was eliminated altogether at CPKC.1 Keep in mind that Norfolk Southern invested approximately $300 million for a 30% stake in the Meridian assets in 2006, suggesting the net present value of that stake is worth significantly more in 2024. The deal disclosed today allows Norfolk Southern to hire one questionable executive while permitting CPKC to leverage concessions to realize greater value from its transaction involving the Meridian & Bigbee Railroad, which it is pursuing with CSX.2 The deal also proceeded despite Norfolk Southern’s previous concerns about CPKC and CSX’s partnership plans.3 It appears the Board and Mr. Shaw struck a fool’s bargain that gets Norfolk Southern a short-term PR win while CPKC and CSX, the Company’s closest peer, strengthen their partnership and competitive offerings. Based on the real and implied cost of securing Mr. Orr, who analysts and investors have told us they never heard of prior to today, the sitting directors may have signed off on one of the most expensive and overpriced hires in industry history.

Norfolk Southern’s leadership took this costly and defensive step amidst an election contest, absent a comprehensive search and interview process, and without providing shareholders any say in the decision.4 We believe this action does not just deprive shareholders of the best possible COO and strengthen two other Class I railroads, but it puts in place an individual with limited experience as an operations leader and little involvement in any recent PSR implementation. The fact is Mr. Orr was appointed EVP of Operations at Kansas City Southern after it had already announced its merger with Canadian Pacific in March 2021 and well after Sameh Fahmy, our director candidate, oversaw a multi-year network transformation as EVP of PSR at Kansas City Southern.

It is important to note that the Board not only rejected the opportunity to speak with our proposed COO, who has received extremely positive feedback from shareholders, but it never even offered to have a substantive discussion with us about freeing him up from expiring employment obligations. It speaks volumes about the Board and Mr. Shaw’s motives that they would not even have an introductory call with a seemingly superior operator, who was the EVP of Operations at CSX when it outperformed Norfolk Southern on every key railroading metric (despite the wildly misleading claims in the Company’s March 20th letter). They made this conscious decision, which entailed an excessive cash payment and commercial concessions, despite fully knowing that our candidate is getting strong praise from the investment community, suggesting a disregard for shareholders’ feedback and interests. This decision was also made after the Board became aware of publicly filed legal actions involving Mr. Orr.

1 See press releases issued by Norfolk Southern and CPKC on March 20, 2024.

2 See press release issued by CPKC on March 20, 2024 and Freight Waves article, “CPKC and CSX file plans paving way to Mexico-Southeast corridor,” dated October 17, 2023.

3 See Freight Waves article, “Norfolk Southern wants close look at proposed CPKC-CSX Southeast corridor,” dated October 27, 2023.

4 See press releases and securities filings made by Norfolk Southern, which reveal no detail on a wide-ranging search process or an intent to provide shareholders an opportunity to vote.

Based on Norfolk Southern’s repeated acts of desperation and factually inaccurate attacks on our people, it seems the Board and Mr. Shaw will do and say anything to try to stay in place. However, the appointment of Mr. Orr and the publication of seemingly fanciful financial and operational targets do not represent a ‘reset’ for Norfolk Southern’s reeling leadership – to the contrary, what has come out today only reinforces the need for sweeping leadership changes atop the Company. Norfolk Southern needs a Board that puts shareholders’ interests ahead of insiders’ interests.”

To recap:

•	Norfolk Southern has paid $25 million and given away a key element of its franchise to hire Mr. Orr, resulting in what we consider to be an ill-conceived deal that benefits competitors and harms shareholders.

•	Mr. Orr, who was hastily hired without a broad search and lacks Eastern railroad experience, does not appear to be the best available executive to implement PSR principles and help transform Norfolk Southern’s network.

•	Much to our disappointment, the Board refused to even speak with our proposed COO, Jamie Boychuk, who oversaw best-in-class operating metrics and network efficiencies at CSX.
•	Rather than putting the best people in place to drive shareholder value, the Board seems to be making costly deals and poor decisions at the expense of shareholders in order to insulate CEO Alan Shaw and incumbent directors.
•	Mr. Orr’s hire does not change our view that the Company continues to have the wrong CEO in Mr. Shaw and the wrong strategy in the form of “resilience” railroading.

***

About Ancora

Founded in 2003, Ancora Holdings Group, LLC offers integrated investment advisory, wealth management, retirement plan services and insurance solutions to individuals and institutions across the United States. The firm is a long-term supporter of union labor and has a history of working with union groups and public pension plans to deliver long-term value. Ancora’s comprehensive service offering is complemented by a dedicated team that has the breadth of expertise and operational structure of a global institution, with the responsiveness and flexibility of a boutique firm. For more information about Ancora, please visit https://ancora.net.

Advisors

Cadwalader, Wickersham & Taft LLP is serving as legal advisor, with Longacre Square Partners LLC serving as communications and strategy advisor and D.F. King & Co., Inc. serving as proxy solicitor.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if the underlying assumptions of Ancora Alternatives LLC (“Ancora Alternatives”) or any of the other participants in the proxy solicitation described herein prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Ancora Alternatives that the future plans, estimates or expectations contemplated will ever be achieved. You should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Except to the extent required by applicable law, neither Ancora Alternatives nor any participant will undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

Certain statements and information included herein have been sourced from third parties. Ancora Alternatives does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Ancora Alternatives and the other Participants (as defined below) have filed a preliminary proxy statement and accompanying BLUE proxy card (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) to be used to solicit proxies for, among other matters, the election of its slate of director nominees at the 2024 annual meeting of shareholders (the “2024 Annual Meeting”) of Norfolk Southern Corporation, a Virginia corporation (“Norfolk Southern” or the “Corporation”). Promptly after filing its definitive proxy statement with the SEC, Ancora Alternatives will forward the definitive proxy statement and accompanying BLUE proxy card to each stockholder entitled to vote at the 2024 Annual Meeting. The participants in the proxy solicitation are Ancora Catalyst Institutional, LP (“Ancora Catalyst Institutional”), Ancora Merlin Institutional, LP, (“Ancora Merlin Institutional”), Ancora Merlin, LP (“Ancora Merlin”), Ancora Catalyst, LP (“Ancora Catalyst”), Ancora Bellator Fund, LP (“Ancora Bellator”), Ancora Impact Fund LP Series AA (“Ancora Impact AA”) and Ancora Impact Fund LP Series BB (“Ancora Impact BB”) (each of which is a series fund within Ancora Impact Fund LP) (Ancora Catalyst Institutional, Ancora Merlin Institutional, Ancora Merlin, Ancora Catalyst, Ancora Bellator, Ancora Impact AA and Ancora Impact BB, collectively, the “Ancora Funds”), Ancora Advisors, LLC (“Ancora Advisors”), The Ancora Group LLC (“Ancora Group”), Ancora Family Wealth Advisors, LLC (“Ancora Family Wealth”), Inverness Holdings LLC (“Inverness Holdings”), Ancora Alternatives, Ancora Holdings Group, LLC (“Ancora Holdings”) and Frederick DiSanto (collectively, the “Ancora Parties”); and Betsy Atkins, James Barber, Jr., William Clyburn, Jr., Nelda Connors, Sameh Fahmy, John Kasich, Gilbert Lamphere and Allison Landry (the “Ancora Nominees” and, collectively with the Ancora Parties, the “Participants”).

Ancora Alternatives, as the general partner and investment manager of each of the Ancora Funds and as the investment manager of the Ancora Alternatives separately managed accounts (each, an “SMA”) may be deemed to beneficially own in the aggregate 918,804 shares of Common Stock (of which 836,004 shares of Common Stock are directly and beneficially owned by the Ancora Funds, including the 123,500 shares of Common Stock underlying 1,235 American call options held directly and beneficially in aggregate by the Ancora Funds, and of which 82,800 shares of Common Stock are held indirectly and beneficially by the Ancora Alternatives SMAs). Ancora Advisors, as the investment advisor to the SMA of Ancora Advisors, may be deemed to beneficially own all of the 270 shares of Common Stock held in the Ancora Advisors SMA. Ancora Group, as the sole member of Ancora Advisors, may be deemed to beneficially own all of the 270 shares of Common Stock held in the Ancora Advisors SMA. Ancora Family Wealth, as the investment advisor to the Ancora Family Wealth SMAs, may be deemed to beneficially own all of the 9,847.28 shares of Common Stock held in the Ancora Family Wealth SMAs. Inverness Holdings, as the sole member of Ancora Family Wealth, may be deemed to beneficially own all of the 9,847.28 shares of Common Stock held in the Ancora Family Wealth SMAs. Ancora Holdings, as the sole member of each of Ancora Alternatives, Ancora Group and Inverness Holdings, may be deemed to beneficially own in the aggregate 928,921.28 shares of Common Stock held by the Ancora Funds (including the 123,500 shares of Common Stock underlying 1,235 American call options), the Ancora Alternatives SMAs, the Ancora Advisors SMA and the Ancora Family Wealth SMAs. Mr. DiSanto, as the Chairman and Chief Executive Officer of Ancora Holdings, may be deemed to beneficially own in the aggregate 928,921.28 shares of Common Stock held by the Ancora Funds (including the 123,500 shares of Common Stock underlying 1,235 American call options), the Ancora Alternatives SMAs, the Ancora Advisors SMA and the Ancora Family Wealth SMAs. The Ancora Parties beneficially own 928,921.28 shares of Common Stock in the aggregate (including the 123,500 shares of Common Stock underlying 1,235 American call options). Gilbert Lamphere owns 1,200 shares of Common Stock and Sameh Fahmy owns 3,000 shares of Common Stock.

IMPORTANT INFORMATION AND WHERE TO FIND IT

ANCORA ALTERNATIVES STRONGLY ADVISES ALL SHAREHOLDERS OF NORFOLK SOUTHERN TO READ THE PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT, AND OTHER PROXY MATERIALS FILED BY ANCORA ALTERNATIVES AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT, WHEN FILED, AND OTHER RELEVANT DOCUMENTS, WILL ALSO BE AVAILABLE ON WWW.MOVENSCFORWARD.COM AND THE SEC WEBSITE, FREE OF CHARGE, OR BY DIRECTING A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005 (SHAREHOLDERS CAN CALL TOLL-FREE: +1 (866) 227-7300).

Contacts

Longacre Square Partners
Joe Germani / Charlotte Kiaie, 646-386-0091
MoveNSCForward@longacresquare.com

D.F. King & Co., Inc.
Edward McCarthy
212-229-2634
MoveNSCForward@dfking.com

* * *

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if the underlying assumptions of Ancora Alternatives LLC (“Ancora Alternatives”) or any of the other participants in the proxy solicitation described herein prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Ancora Alternatives that the future plans, estimates or expectations contemplated will ever be achieved. You should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Except to the extent required by applicable law, neither Ancora Alternatives nor any participant will undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

Certain statements and information included herein have been sourced from third parties. Ancora Alternatives does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Ancora Alternatives and the other Participants (as defined below) have filed a preliminary proxy statement and accompanying BLUE proxy card (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) to be used to solicit proxies for, among other matters, the election of its slate of director nominees at the 2024 annual meeting of shareholders (the “2024 Annual Meeting”) of Norfolk Southern Corporation, a Virginia corporation (“Norfolk Southern” or the “Corporation”). Promptly after filing its definitive proxy statement with the SEC, Ancora Alternatives will forward the definitive proxy statement and accompanying BLUE proxy card to each stockholder entitled to vote at the 2024 Annual Meeting. The participants in the proxy solicitation are Ancora Catalyst Institutional, LP (“Ancora Catalyst Institutional”), Ancora Merlin Institutional, LP, (“Ancora Merlin Institutional”), Ancora Merlin, LP (“Ancora Merlin”), Ancora Catalyst, LP (“Ancora Catalyst”), Ancora Bellator Fund, LP (“Ancora Bellator”), Ancora Impact Fund LP Series AA (“Ancora Impact AA”) and Ancora Impact Fund LP Series BB (“Ancora Impact BB”) (each of which is a series fund within Ancora Impact Fund LP) (Ancora Catalyst Institutional, Ancora Merlin Institutional, Ancora Merlin, Ancora Catalyst, Ancora Bellator, Ancora Impact AA and Ancora Impact BB, collectively, the “Ancora Funds”), Ancora Advisors, LLC (“Ancora Advisors”), The Ancora Group LLC (“Ancora Group”), Ancora Family Wealth Advisors, LLC (“Ancora Family Wealth”), Inverness Holdings LLC (“Inverness Holdings”), Ancora Alternatives, Ancora Holdings Group, LLC (“Ancora Holdings”) and Frederick DiSanto (collectively, the “Ancora Parties”); and Betsy Atkins, James Barber, Jr., William Clyburn, Jr., Sameh Fahmy, John Kasich, Gilbert Lamphere and Allison Landry (the “Ancora Nominees” and, collectively with the Ancora Parties, the “Participants”).

Ancora Alternatives, as the general partner and investment manager of each of the Ancora Funds and as the investment manager of the Ancora Alternatives separately managed accounts (each, an “SMA”) may be deemed to beneficially own in the aggregate 918,804 shares of Common Stock (of which 836,004 shares of Common Stock are directly and beneficially owned by the Ancora Funds, including the 123,500 shares of Common Stock underlying 1,235 American call options held directly and beneficially in aggregate by the Ancora Funds, and of which 82,800 shares of Common Stock are held indirectly and beneficially by the Ancora Alternatives SMAs). Ancora Advisors, as the investment advisor to the SMA of Ancora Advisors, may be deemed to beneficially own all of the 270 shares of Common Stock held in the Ancora Advisors SMA. Ancora Group, as the sole member of Ancora Advisors, may be deemed to beneficially own all of the 270 shares of Common Stock held in the Ancora Advisors SMA. Ancora Family Wealth, as the investment advisor to the Ancora Family Wealth SMAs, may be deemed to beneficially own all of the 9,847.28 shares of Common Stock held in the Ancora Family Wealth SMAs. Inverness Holdings, as the sole member of Ancora Family Wealth, may be deemed to beneficially own all of the 9,847.28 shares of Common Stock held in the Ancora Family Wealth SMAs. Ancora Holdings, as the sole member of each of Ancora Alternatives, Ancora Group and Inverness Holdings, may be deemed to beneficially own in the aggregate 928,921.28 shares of Common Stock held by the Ancora Funds (including the 123,500 shares of Common Stock underlying 1,235 American call options), the Ancora Alternatives SMAs, the Ancora Advisors SMA and the Ancora Family Wealth SMAs. Mr. DiSanto, as the Chairman and Chief Executive Officer of Ancora Holdings, may be deemed to beneficially own in the aggregate 928,921.28 shares of Common Stock held by the Ancora Funds (including the 123,500 shares of Common Stock underlying 1,235 American call options), the Ancora Alternatives SMAs, the Ancora Advisors SMA and the Ancora Family Wealth SMAs. The Ancora Parties beneficially own 928,921.28 shares of Common Stock in the aggregate (including the 123,500 shares of Common Stock underlying 1,235 American call options). Gilbert Lamphere owns 1,200 shares of Common Stock and Sameh Fahmy owns 3,000 shares of Common Stock.

IMPORTANT INFORMATION AND WHERE TO FIND IT

ANCORA ALTERNATIVES STRONGLY ADVISES ALL SHAREHOLDERS OF NORFOLK SOUTHERN TO READ THE PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT, AND OTHER PROXY MATERIALS FILED BY ANCORA ALTERNATIVES AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT, WHEN FILED, AND OTHER RELEVANT DOCUMENTS, WILL ALSO BE AVAILABLE ON WWW.MOVENSCFORWARD.COM AND THE SEC WEBSITE, FREE OF CHARGE, OR BY DIRECTING A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005 (SHAREHOLDERS CAN CALL TOLL-FREE: +1 (866) 227-7300).